UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                               FORM 8-K

                            CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): February 26, 1999

                 -------------------------------------

                      BEST OF AMERICA CORPORATION
        (Exact name of registrant as specified in its charter)


          CO                                                    84-1082394
(State or other jurisdiction   (Commission File Number)    (I. R. S. Employer
    of incorporation)                                       Identification No.)

     6748 Renoir Avenue, Suite 1, Baton Rouge, LA                70806
        (Address of principal executive offices)               (Zip code)


                            (225) 926-0596
         (Registrant's telephone number, including area code)


Item 5.  Other Events.

     On February 26, 1999, the company received confirmation from the Louisiana Secretary of State that the merger of Best of America Corporation into its wholly owned subsidiary, The J. Rish Group, Inc. had been completed. The merger had previously been adopted by its Board of Directors and Shareholders at the annual meeting of the Stockholders held on September 28, 1998.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BEST OF AMERICA CORPORATION

Date: March 5, 1999                /s/ Edwin Cantin
                                   Edwin Cantin, President